Exhibit 10.13.11
Seller/Servicer #26184
ADDENDUM TO MORTGAGE SELLING AND SERVICING CONTRACT
This Addendum ("Addendum") modifies the Mortgage Selling and Servicing Contract dated March 23, 2005, (as amended to date, including but not limited to, by Addendum dated March 23, 2005, Addendum dated April 4, 2012, Addendum dated February 8, 2013, and Addendum dated April 29, 2013, the "MSSC'') between Fannie Mae, a corporation organized and existing under the laws of the United States, and Green Tree Servicing LLC (the "Lender").
The purpose of the MSSC is to establish Lender as an approved seller and servicer of mortgages and participation interests. The purpose of this Addendum is to confirm that (i) effective as of August 31, 2015, Ditech Mortgage Corp. (the "Non-Surviving Entity") has merged with and into Lender, (ii) Lender is the surviving entity in that merger and Lender has changed its name from Green Tree Servicing, LLC to Ditech Financial LLC, (iii) Lender is responsible for and has assumed all assets of Non-Surviving Entity and all obligations, representations, warranties, covenants and liabilities of Non-Surviving Entity to Fannie Mae, (iv) Lender ratifies all assignments of mortgage from Non-Surviving Entity to Fannie Mae and the endorsements on the related mortgage notes by Non-Surviving Entity; and (v) Lender ratifies all deliveries made and activities conducted after the date of the merger but prior to the effective date of this Addendum:
1.Lender represents and warrants that:
(a)Non-Surviving Entity was a Fannie Mae approved seller and servicer of mortgages and participation interests pursuant to a Mortgage Selling and Servicing Contract, effective as of August 18, 2008, (as amended to date, including but limited to, by Addendum dated March 15, 2012, Addendum dated May 7, 2012, and by Addendum dated December 4, 2013, the "Non-Surviving Entity's MSSC");
(b)Effective as of August 31, 2015 (the "Merger Date"), as evidenced by Certificate of Merger dated August 4. 2015 and filed on August 13, 2015 with the State of Delaware Secretary of State Division of Corporations, Lender (i) merged with Non Surviving Entity and Lender is the surviving entity (the "Merger"); and (ii) changed its name from Green Tree Servicing LLC to Ditech Financial LLC.
2.Effective as of the Merger Date, Lender shall be responsible for and has assumed all assets of Non-Surviving Entity and all obligations, representations, warranties, covenants and liabilities of Non-Surviving Entity to Fannie Mae under, or that may arise in connection with, Non-Surviving Entity's MSSC, the Fannie Mae Selling Guide (as amended from time to time, the "Selling Guide"), the Fannie Mae Servicing Guide (as amended from time to time, the "Servicing Guide" and together with the Selling Guide, (the "Guides"), or any other document.
3.With respect to any mortgage loans delivered by either Lender or Non- Surviving Entity to Fannie Mae, or any servicing activity conducted by Lender on any Fannie Mae mortgage loan, including but not limited to after the Merger Date, Lender agrees that it shall be responsible, to the same extent as if this Addendum were in full force and effect on the date of any such deliveries and as if Lender had delivered all such mortgage loans under the MSSC, and Lender shall be responsible for all obligations, representations, warranties, covenants and liabilities under, or that may arise in connection with, the MSSC, the Guides, or any other document.

4.Lender ratifies:
(a)    The assignments of mortgage, in recordable form, but not recorded from Non-Surviving Entity naming Fannie Mae as the assignee (the "Assignments of Mortgage"), if any, that Non-Surviving Entity has delivered to Fannie Mae or the document custodian on behalf of Fannie Mae; and
(b)    The endorsements in blank by Non-Surviving Entity (the "Endorsements") on the mortgage notes related to the mortgages described in the Assignments of Mortgage, if any, that Non-Surviving Entity has delivered, together with the Assignments of Mortgage, to Fannie Mae or the document custodian on behalf of Fannie Mae.
5.Lender confirms that:
(a)    The Assignments of Mortgage will have the same force and effect as if the Assignments of Mortgage had been made, executed, and delivered by Lender;
(b)    The Endorsements on the mortgage notes related to the mortgages described in the Assignments of Mortgage will have the same force and effect as if the Endorsements had been executed by Lender and such mortgage notes so endorsed had been delivered by Lender; and
(c)    Lender may sell Mortgages and participation interests and may service Mortgages only of the type described in Section XVI of the MSSC and any Addendum thereto notwithstanding any provision in Non-Surviving Entity's MSSC permitting Non-Surviving Entity to sell Mortgages and participation interests and to service Mortgages of any other type.
6.All other terms of the MSSC, including any previous modification made to it, remain in effect.

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By executing this Addendum, Lender and Fannie Mae agree to the modification. The modification takes effect on the date Fannie Mae signs this Addendum.

Lender:    Ditech Financial LLC
1100 Landmark Towers
345 St. Peter St.
St. Paul, MN 55102
By: /s/ Laura Reichel
(Authorized Signature)
Laura Reichel, Senior Vice President
(Type Name and Title)
Date: August 31, 2015
Fannie Mae
1835 Market Street, Suite 2300
Philadelphia, PA 19103
By: /s/ Robert Lis
(Authorized Signature)
Robert Lis, Assistant Vice President
(Type Name and Title)
Date: August 31, 2015

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